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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2004
                                                          ---------------

                           ALLIED FIRST BANCORP, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                      0001-16763               36-4482786
-----------------------------         --------------        --------------------
(State or Other Jurisdiction)          (Commission            (I.R.S. Employer
      of Incorporation)                 File No.)            Identification No.)


387 Shuman Boulevard, Suite 290E, Naperville, Illinois              60563
------------------------------------------------------              -----
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (630) 778-7700
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

     On October 1, 2004, Allied First Bank, the wholly owned subsidiary of Allied First Bancorp, Inc., completed its acquisition of the retail mortgage operation of Burling Bank, Chicago, IL.

     A press release issued by Allied First Bancorp, Inc. on October 6, 2004, is included herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

     (B) PRO FORMA FINANCIAL INFORMATION: None

     (C) EXHIBITS:

Exhibit 99.1: Press Release dated October 6, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       ALLIED FIRST BANCORP, INC.


DATE: October 6, 2004                  By: /s/ Kenneth L. Bertrand
                                           -------------------------------------
                                           Kenneth L. Bertrand
                                           President and Chief Executive Officer